                                                                   EXHIBIT 10.12

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER CALIFORNIA LAW, OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                                                              December ___, 1998


                              WARRANT CERTIFICATE

                 To Subscribe for and Purchase Common Stock of
                               GIANT GROUP, LTD.

                                75,000 Warrants


                         VOID AFTER December ___, 2003
                         -----------------------------

THIS WARRANT CERTIFICATE CERTIFIES that, for valuable consideration received, L.H. Friend, Weinress, Frankson & Presson, Inc. or assigns, is the registered holder of the number of Warrants set forth above (such number, as from time to time to be adjusted as hereinafter provided) (individually, each a "Warrant", and collectively, the "Warrants"). Each Warrant entitles the holder upon exercise to subscribe for and purchase from GIANT GROUP, LTD., a Delaware corporation (hereinafter called the "Company"), at the initial exercise price of $7.25 per share (such price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "Warrant Price"), at any time and from time to time but not earlier than the Issue Date (as defined below) or later than the Expiration Date (as defined below), one fully paid, nonassessable share of Common Stock, $.01 par value, of the Company ("Common Stock"), subject however, to the provisions and upon the terms and conditions hereinafter set forth, including without limitation the provisions of Section 2 hereof. "Issue Date" shall mean December ___, 1998. "Expiration Date" shall mean 5:00 p.m., Los Angeles time, on December ___, 2003.

Section 1.  Exercise of Warrant

   Payment of Warrant Price

The Warrants may be exercised, at any time and from time to time (but not earlier than the Issue Date or later than the Expiration Date), by the holder hereof (hereinafter referred to as the "Warrantholder"), in whole or in part (but not as to a fractional share of Common Stock), by the completion of the subscription form attached hereto and by the surrender of the Warrants (properly endorsed) at the Company's offices at 9000 Sunset Boulevard, l6/th/ Floor, Los Angeles, CA 90069 (or at such other location as the Company may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and by payment to the Company of the Warrant Price, in cash or by certified or official bank check, for each share being purchased. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Warrantholder, shall be delivered to the Warrantholder within a reasonable time, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within a reasonable time. With respect to any such exercise, the Warrantholder shall for all purposes be deemed to have become the Warrantholder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the Warrantholder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of the Warrants and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 1, be delivered upon any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the Warrantholder an amount in cash equal to the current market price of such fractional interest as determined in good faith by the Board of Directors of the Company.

Section 2.  Adjustment of Number of Warrant Shares Issuable

Adjustment of Exercise Price and Number of Warrant Shares Issuable. The number of shares of Common Stock issuable upon the exercise of each Warrant (the "Warrant Number") is initially one. The Warrant Number is subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 2.

    (a) Adjustment for Change in Capital Stock

    If the Company:

        (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

        (2) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

        (3) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares; or

        (4) issues by reclassification of its Common Stock any shares of its capital stock;

then the Warrant Number in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he or it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

Such adjustment shall be made successively whenever any event listed above shall occur.

The Company shall not issue shares of Common Stock as a dividend or distribution on any class of capital stock other than Common Stock unless (i) such dividend or distribution is not prohibited and (ii) the Warrantholder also receives such dividend or distribution on a ratable basis.

    (b) When De Minimis Adjustment May Be Deferred

No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of a least 0.5% in the Warrant Number. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred
                           --------
beyond the date on which a Warrant is exercised.

All calculations under this Section 2 shall be made to the nearest 1/100th of a share.

    (c) Reorganizations

In case of any capital reorganization, other than in the cases referred to in Sections 2(a) hereof, or the consolidation or merger of the Company with or into another corporation (other then a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Warrantholder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of the Warrants.

    (d) Miscellaneous

For purposes of this Section 2, the term "shares of Common Stock" shall mean (i) shares of any class of stock designated as Common Stock of the Company at the date of this Agreement, and (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 2, the holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (h) of this Section 2, inclusive, and the provisions of Sections 2, 3, and 4, with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

    (e) Notice of Adjustment

Upon any adjustment of the Warrant Number, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Warrantholder at the address of such Warrantholder as shown on the books of the Company, which notice shall state the Warrant shares resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

    (f) Stock to Be Reserved

The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of the Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of the Warrants. The Company covenants that all shares of Common stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to ensure that the par value per share of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange or automated quotation system upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of the Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares. The Company agrees that so long as any Warrants remain unexercised, it will not grant warrants to purchase its Common Stock to any party that (i) give such party demand registration rights which are exercisable in less than one year from the date of the grant of such warrants, (ii) give such party demand registration rights that are senior to those registration rights granted to the Warrants hereunder or (iii) otherwise impair the registration or other rights granted to the Warrants hereunder, in each case without notification to and consent of the Warrantholder which consent shall not be

    (g) Issue Tax

The issuance of certificates for shares of Common Stock upon exercise of any Warrant shall be made without a charge to the Warrantholder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.

    (h) Closing of Books

The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

Section 3. Registration Rights

        (a) Demand Registration

For purposes of Section 3 only, the "Warrantholders" shall mean the holders of the L.H. Friend, Weinress, Frankson and Presson, Inc.,_________________________ Warrants or their assigns. By operation of a majority, the Warrantholders shall have the right, at any time, but not earlier than eighteen (18) months from the Issue Date or later than the Expiration Date, to make written request of the Company to register under the rules and regulations (the "Regulations") of the Securities and Exchange Commission (the "SEC") all shares of Common Stock to be purchased by the Warrantholders pursuant to the terms and conditions of such Warrants (the "Registrable Stock"). The Registrable Stock specified in such request or a request pursuant to Section 3(c) hereof is referred to herein as the "Subject Stock." Promptly upon receipt of such request the Company shall commence preparing and thereafter file with the SEC a preliminary prospectus under cover of Form S-3, if the Company is then eligible to utilize such form, or Form S-1 or such other appropriate form, if the Company is not eligible to utilize Form S-3, for the registration of the Subject Stock ("registration statement") and use its best efforts to cause such registration statement to become effective (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Regulations) as soon as practicable to permit or facilitate the sale and distribution of the Subject Stock. Immediately upon receipt of a request for registration pursuant to this
Section 3(a), the Company shall notify the Warrantholders and each Warrantholder shall be permitted to include shares of Common Stock in such registration. The Company is obligated to effect only one (1) such registration pursuant to this Section 3(a) of the Warrantholders certificates.

Notwithstanding the provisions of this Section 3(a), if the Company shall furnish to each of the Warrantholders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such a registration statement to be filed and it is therefore essential to defer a filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Warrantholders to effect such a registration; provided, however, that the Company may not utilize this right more than once; and provided, further, that the majority of the Warrantholders may, at any time following the receipt of such certificate, in writing, withdraw such request for such registration and therefore preserve the right provided in this Section 3(a) for the Warrantholders.

If the Warrantholders otherwise elect to withdraw such request for registration and therefore preserve the right provided in this Section 3(a), then the Warrantholders must pay to the Company the costs and expenses incurred by the Company in connection with such registration request that would not have otherwise been incurred by the Company but for the registration request.

The Company shall not be required to file any registration statement pursuant to this Section 3 hereof (i) during any period when a registration statement of the Company is currently on file with the Securities and Exchange Commission provided that during such period the Company is diligently working to cause such registration statement to become effective or (ii) within (90) days after the effective date of any earlier registration statement filed by the Company, and
(iii) the Company shall have no obligation pursuant to this Section if at the time the registration statement is proposed to be filed the Warrantholders may freely sell the shares of Common Stock issuable upon exercise of this Warrant pursuant to the Regulations of the SEC.

    (b) Preparation of Documents

Prior to filing a registration statement or any amendments or supplements thereto required hereby, the Company will furnish to a single counsel selected by the Warrantholders copies of all documents proposed to be filed, which documents will be subject to the timely review of such counsel. In connection therewith, the Company shall prepare and file a registration statement to effect such registration. The Warrantholders agrees to provide all such information and materials and take all such action as may be reasonably required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement.

    (c) Piggyback Registration

If (but without any obligation to do so) the Company proposes to register with the SEC any of the Common Stock under the Regulations of the SEC (other than pursuant to a request under Section 3(a) and other than securities to be issued pursuant to a stock option or other employee benefit or similar plan, or in connection with merger or an acquisition), the Company shall, as promptly as practicable, give written notice to the Warrantholder (and the holders of Common Stock issued upon the exercise of any of the Warrants) of its intention to effect such registration. If, within 20 days after receipt of such notice and after the Issue Date but before the Expiration Date, the Warrantholder submits a written request to the Company specifying the amount of Registrable Stock that the Warrantholder proposes to sell, the Company shall include the shares specified in such request in such registration statement (and any related qualification under blue sky laws or other compliance) and the Company shall keep each such registration statement in effect and maintain compliance with each federal and state law and regulation as set forth in Section 3(d); provided, however, that inclusion in such registration statement shall be subject to the following terms and conditions: (i) such shares need not be included in any underwritten offering if the managing underwriter determines in its best judgment that their inclusion would impair the success of the offering;
(ii) the Company shall bear all costs of registration, sale of the shares and the fees and expense (if any) of a single legal counsel to the Warrantholders other than underwriting discounts or commissions and (iii) the Company shall have no obligation pursuant to this Section if at the time the registration statement is proposed to be filed the Warrantholders may freely sell the shares of Common Stock issuable upon exercise of this Warrant pursuant to the Regulations of the SEC.

    (d) Covenants of the Company

In connection with any offering of Subject Stock registered pursuant to this Warrant, the Company shall (a) furnish to the Warrantholder such number of copies of any registration statement (including any preliminary offering circular) as it may reasonably request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current, (b) take such action as shall be desirable or necessary to qualify the Subject Stock covered by such registration statement under such blue sky or other state securities laws for offer and sale as the Warrantholder shall reasonably request, and (c) keep the Warrantholder advised in writing as to the initiation of each registration and as to the completion thereof. Upon any registration becoming effective pursuant to this Section 3, the Company shall use its best efforts to: (i) keep such registration statement current for a period of 120 days if such registration is filed on Form S-3 and otherwise for a period of 90 days; (ii) prepare and file with the SEC such amendments and supplements to such registration statement as may be necessary to comply with the provisions of the Regulations of the SEC with respect to the disposition of all securities covered by such registration statement; (iii) cause all such Subject Stock registered pursuant to such registration statement to be listed on each securities exchange or automated quotation system on which the Common Stock is then listed or quoted; (iv) provide a transfer agent and registrar for all Subject Stock registered pursuant to such registration statement and CUSIP number for all such Subject Stock, in each case not later than the effective date of such registration and (v) otherwise comply with all applicable rules and regulations of the SEC.

    (e) Sales by the Company

In connection with any offering of Subject Stock pursuant to Section 3(a), the Company agrees not to effect any public sale or distribution of Common Stock for the seven-day period preceding, and the 90-day period beginning on, the effective date of any such registration.

    (f) Expenses

With respect to the registration of Subject Stock pursuant to Section 3(a), together with any inclusion of the Subject Stock in a so-called piggyback registration pursuant to Section 3(c), the Company will pay all expenses incident to its performance of or compliance with this Section 3 including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of its counsel and independent certified public accountants. The Warrantholder will be responsible for any stock transfer taxes and broker's fees, all internal management, personnel and administrative costs of the Warrantholder, if any, incurred by it in connection with effecting any sales of the Warrantholder's Common Stock.

    (g) Indemnification

The Company will indemnify, to the maximum extent permitted by law, the Warrantholder, its officers and directors and each person who controls the Warrantholder (within the meaning of the Regulation of the SEC) against all losses, claims, damages, liabilities and expenses (or actions, proceedings or settlements in respect thereof) caused by, arising out of or based on any untrue or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto) of the Company relating to the sale of Subject Stock registered pursuant to this Section 3, or any materials incorporated by reference therein, filed with the SEC, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Warrantholder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission made in any preliminary prospectus if (i) such Warrantholder failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Subject Stock and (ii) the prospectus would have completely corrected such untrue statement or omission; and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement, omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented, such Warrantholder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Subject Stock to the person asserting such loss, claim, damage, liability or expense who purchased such Subject Stock which is the subject thereof from such Warrantholder.

The Warrantholder severally agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Company to such Warrantholder, but only with respect to information relating to such Warrantholder furnished in writing by such Warrantholder expressly for use in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a holder of the Subject Stock, such holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to the Warrantholder by the preceding paragraph.

Any person entitled to indemnification under this Section 3(g) will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgement of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

The indemnifications set forth in this Section 3(g) shall survive the termination or expiration of this Warrant.

Section 4. Notices of Record Dates

        In the event of:

        (1) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right, or

        (2) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity, or

        (3) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will give notice to the Warrantholder specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the Warrantholders of record will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice sha11 be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of stockholders, if either is required.

Section 5. No Shareholder Rights or Liabilities

This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such Warrantholder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 6. Lost, Stolen, Mutilated or Destroyed Warrant

If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms, including indemnification, as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

Section 7. Notices

All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, if to the Warrantholder to such Warrantholder at the address shown on such Warrantholder's Warrant or at such other address as shall have been furnished to the Company by notice from such Warrantholder. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the Company at the Company's Address set forth below; Attention: Secretary or at such other address as shall have been furnished to the Warrantholder by notice from the Company. For purposes of this warrant:

      The Address of the Holder: L.H. Friend, Weinress, Frankson & Presson, Inc.
                                 3333 Michelson Drive
                                 Suite 650
                                 Irvine, CA 92612

      The Address of the Company: GIANT GROUP, LTD.
                                  9000 Sunset Boulevard, 16/th/ Floor
                                  Los Angeles, CA 90069

Section 8. Transfer

This Warrant and all rights hereunder may be transferred, in whole or in part, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer the Company will issue and deliver to the Warrantholder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred.

Section 9. Amendments and Waivers

This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

Section l0. Severability

If one more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Section 11. Governing Law

This Warrant shall be governed by and construed under the laws of the State of California.

Section 12. Headings

The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

IN WITNESS WHEREOF, GIANT GROUP, LTD. has executed this Warrant on and as of the day and year first above written.

                                                   GIANT GROUP, LTD.



                                                   By:_______________________
                                                      Burt Sugarman
                                                      President and CEO

Attest:


--------------------------
Name
Title

SUBSCRIPTION FORM TO BE EXECUTED
UPON EXERCISE OF THIS WARRANT

                                                               December___, 1998


GIANT GROUP, LTD.

The undersigned, pursuant to the provisions set forth in the Warrant, hereby agrees to subscribe for and purchase __________________ shares of Common Stock covered by such Warrant, and herewith tenders $_______________________ in full payment of the purchase price for such shares.

                                       By_________________________________
                                       L.H. Friend, Weinress, Frankson &
                                       Presson, Inc.

                                       3333 Michelson Drive
                                       Suite 650
                                       Irvine, CA 92612

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